BULLFINCH FUND, INC.
                                  2 LANTERN LANE
                            HONEOYE FALLS, NEW YORK  14472
                                 (716)  624-1758
                                  1-888-BULLFINCH
                                 (1-888-285-5346)

                                  Annual Report
                                  June 30, 2001

                   Management's Discussion of Fund Performance

                                                              August 25, 2001

Dear Fellow Shareholders:

We are very pleased to present the June 2001 Annual Report of the Bullfinch Fund, Inc. This report contains the statements for both the Unrestricted Series and the Western New York Series.

It is with a great deal of pride that we congratulate you for being a share-holder. Why? Unlike the broader markets and many other mutual funds, since our last annual report, both Series experienced positive investment performance. Indeed, as you can see from our fiscal year 2001 investment performance, both the Unrestricted Series (+16.25%) and the Western New York Series (+3.36) easily outperformed our benchmark index, the Value Line Geometric Index (-1.96%).

As usual, we've been very careful before investing the cash of either Series. This cautiousness paid off as the markets declined precipitously over the past year. By "keeping our powder dry," we have been able to pick up several brand-name technology stocks at bargain prices. Indeed, this reflects the movement of these stocks from the "growth/momentum" category to the "value" category we favor. We feel these stocks will help our portfolios grow in the future.

At the same time, many of the boring value stocks we purchased over the past several years have returned to favor. The new popularity of these stocks has seen their prices skyrocket, in some cases beyond our sell price (and, yes, that means we sold them.) It has been these stocks that have powered our port-folios.

We are happy to report we continue to see very good asset growth in both Series. The net assets of the Unrestricted Series grew nearly 50% since last year's Annual Report. Over the same time, the Western New York Series has grown nearly 20%. We look forward to continued growth in assets in both Series. Shareholders benefit from asset growth as it allows the expense ratio of the fund to continue to decline.

We shareholders have continued to benefit from the market turmoil. Value stocks in particular seem to do well in times of uncertainty like we continue to ex-perience.

We wish to thank our shareholders for expressing their confidence in us and wish them continued good fortune in the coming year.

Best Regards,
Bullfinch Fund, Inc.
Christopher Carosa
President


                               UNRESTRICTED SERIES
                      (A Series Within Bullfinch Fund, Inc.)

                            FINANCIAL STATEMENTS AS OF
                                  JUNE 30, 2001
                                  TOGETHER WITH
                           INDEPENDENT AUDITORS' REPORT

                          BONN, SHORTSLEEVE & GRAY, LLP
                           Certified Public Accountants
                            300 Linden Oaks Office Park
                               Rochester, NY 14625
                                  716-381-9660
                                Fax 716-248-0603

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Unrestricted Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for the year ended June 30, 2001. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the financial highlights and related ratios/supplemental data based on our audits. The financial statements of Bullfinch Fund, inc. as of June 30, 2000 and June 30, 1999, were audited by other auditors whose report dated August 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the Unrestricted Series (a series within Bullfinch Fund, Inc.) as of June 30, 2001, and the results of its operations, the change in its net assets and the financial highlights and related ratios/supplemental data for the year ended June 30, 2001 in conformity with generally accepted accounting principles.

BONN, SHORTSLEEVE & GRAY, LLP
Rochester, New York
August 9, 2001

                               UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001


ASSETS

Investments in securities, at fair value,
 identified cost $1,153,324                                      $  1,411,669

Cash                                                                  107,333

Accrued interest and dividends                               	  1,609

Prepaid expenses                                             	  3,413

Organization expenses, net of accumulated
 amortization of $3,002                                       	    337

Due from Western New York Series                                            9
                                                              ---------------

Total assets                                                     $  1,524,370
                                                                    =========

LIABILITIES
Accounts payable                                                 $      8,647
                                                              ---------------

NET ASSETS
Net assets (equivalent to $13.16
 based on 115,143.033 shares of stock outstanding)                  1,515,723
                                                              ---------------

COMPOSITION OF NET ASSETS
   Shares of common stock                                           1,284,424

   Accumulated net investment loss                                    (27,046)

   Net unrealized appreciation
   of investments                                                     258,345
                                                              ---------------

Net assets at June 30, 2001                                       $ 1,515,723
                                                                    =========

        The accompanying notes are an integral part of these statements.

                            UNRESTRICTED SERIES
                  (A SERIES WITHIN BULLFINCH FUND, INC.)
                  SCHEDULE OF INVESTMENTS IN SECURITIES
                                JUNE 30, 2001

                                                       Historical
Common Stocks - 100%                          Shares   Cost     Value

  Utilities - 9.4%
      Empire District Electric Co.            1,250  $ 21,665 $ 25,863
      Hawaiian Electric                       1,250    41,040   47,750
      Northwestern Corp.                      2,600    59,748   58,240
                                                      -------  -------
                                                      122,453  131,853
  Computer software - 8.5%
      Microsoft Corp.                         1,000    55,519   73,000
      Network Associates, Inc.                  700    15,650    8,715
      Synopsis, Inc.                            800    33,580   38,712
                                                      -------  -------
                                                      104,749  120,427

  Leisure and Recreational - 7.5%
      Hasbro, Inc.                            1,400    16,142   20,230
      Mattel, Inc.                            4,550    52,852   86,086
                                                      -------  -------
                                                       68,994  106,316

  Banking and Finance - 7.2%
      Fiserv, Inc.                            1,000    21,566   63,980
      National City Corp.                     1,200    28,461   36,936
                                                      -------  -------
                                                       50,027  100,916
  Pharmaceuticals - 6.9%
      Covance,Inc.                            4,300    46,242   97,395

  Tobacco Products - 6.7%
      Phillip Morris                          1,850    40,459   93,888

  Computers - Hardware - 6.3%
      Compaq Computer Corp.                   3,200    63,102   49,568
      Dell Computer Corp.                     1,750    50,700   45,762
                                                      -------  -------
                                                      113,802   95,330
Retail - General - 6.2%
      Dollar General Corporation              1,952    26,304   38,064
      Family Dollar Stores, Inc.              1,950    31,662   49,979
                                                      -------  -------
                                                       57,966   88,043
Semiconductors - 5.5%
      Intel, Inc.                             1,850    70,706   54,112
      Motorola, Inc.                          1,800    28,404   29,808
                                                      -------  -------
                                                       99,110   83,920

   Electrical Equipment - 5.2%
      Baldor Electric Company                 1,850    36,962   39,534
      Corning, Inc.                           2,400    47,085   40,104
                                                      -------  -------
                                                       84,047   79,638
Office Equipment - 5.0%
      Diebold, Inc.                           1,650    41,068   53,048
      Xerox Corporation                       1,900    51,149   18,183
                                                      -------  -------
                                                       92,217   71,231

Instruments - 4.7%
      Checkpoint Systems, Inc.                3,700    32,717   65,860



   Medical Products and Supplies - 4.2%
      Dentsply Intl, Inc.                     1,350    30,400   59,872



   Retail - Specialty - 4.1%
      Lowes Companies, Inc.                     800    33,330   58,040

   Computers - Networking - 3.2%
      Cisco Systems                           2,700    77,637   49,140

   Telecommunications Services - 3.1%
      AT&T Corporation                        1,000    33,030   22,000
      Worldcom, MCI Group                       100         0    1,610
      Worldcom, Group                         1,400    21,888   19,880
                                                      -------  -------
                                                       54,918   43,490

   Commercial Services - 2.8%
      Paychex, Inc.                           1,000    27,637   40,000

   Shoes and Leather - 1.1%
      Wolverine World Wide                      900     8,477   16,083

   Foods and Beverages - 0.6%
      Pepsico Incorporated                      200     6,975    8,840


   Entertainment - 0.1%
      Walt Disney Holding Co.                    48     1,166    1,387
                                                       ------   ------

TOTAL COMMON STOCKS                               $ 1,153,324 $ 1,411,669
                                                    =========   =========

        The accompanying notes are an integral part of these statements.


                           UNRESTRICTED SERIES
                  (A SERIES WITHIN BULLFINCH FUND, INC.)
                        STATEMENTS OF OPERATIONS
           FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999

                                      2001           2000           1999

INVESTMENT INCOME:
   Dividends                       $ 21,239       $ 22,196      $  10,720
   Interest                               -              -          2,990
                                   --------      ---------      ---------
                                   $ 21,239       $ 22,196      $  13,710

EXPENSES:
   Management Fees                   15,099         12,199          8,102
   Reimbursement of Management Fees       -           (258)        (1,479)
   Legal and Professional             6,063          4,000          3,750
   Directors' Fee                       800            600            600
   Amortization                         581            581            581
   Fidelity Bond                        491            491            520
   Taxes                                150            350            502
   Registration Fees                  1,029            960          1,246
   Bank Service Charges               1,000            535            917
   Dues and Subscriptions                83             88            144
                                   --------      ---------      ---------
                                     25,295         19,546         14,883
                                   --------      ---------      ---------
Investment income(loss) - net        (4,056)         2,650         (1,173)
                                   --------      ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
 Realized gain (loss) from
    securities transactions            (463)        95,873        (21,740)
Unrealized appreciation (depreciation)
    during the period               216,095        (10,427)        48,330
                                   --------      ---------      ---------
Net gain (loss) on investments      215,632         85,446         26,590
                                   --------      ---------      ---------

INCREASE  IN NET ASSETS
   RESULTING FROM OPERATIONS      $ 211,576       $ 88,096       $ 25,417
                                  =========       ========       ========



                          UNRESTRICTED SERIES
               (A SERIES WITHIN BULLFINCH FUND, INC.)
                  STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999

                                      2001           2000           1999

INCREASE IN NET ASSETS FROM OPERATIONS:
   Investment income (loss) - net    $ (4,056)    $  2,650      $  (1,173)
   Net realized gains (loss) from
     securities transactions             (463)      95,873        (21,740)
   Net change in unrealized appreciation
     of investments                   216,095      (10,427)        48,330
                                     --------     ---------      ---------
Increase in net assets
     from operations                  211,576       88,096         25,417


CAPITAL SHARE TRANSACTIONS:
  Sales (22,285.066;11,736.574; and
  33,858.650)                         254,526      140,586        363,607
  Redemptions (3,214.621; 4,763.031; and
  21,814.254 shares)                  (38,032)     (55,077)      (225,795)
                                     --------     ---------      ---------
Total capital share transactions      216,494       85,509        137,812
                                     --------     ---------      ---------
Increase in net assets                428,070      173,605        163,229


NET ASSETS:
   Beginning of period              1,087,653      914,048        750,819
                                    ---------     ---------      ---------
   End of period                  $ 1,515,723  $ 1,087,653      $ 914,048
                                    =========    ==========      =========

        The accompanying notes are an integral part of these statements.


                             UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                       NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 2001


(1)   The Organization

      The Unrestricted Series (the "Series") is a series of the Bullfinch Fund, Inc. (the "Fund"), which was organized as a corporation in Maryland on January 29, 1997, and commenced operations on February 1, 1997. The Fund had no operations prior to February 1, 1997 other than matters relating to its organization and registration as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its registration of securities under the Securities Act of 933. On February 1, 1997, the Series sold 11,247.184 shares of common stock ("initial shares") to its initial, joint tenant investors.

      The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series expects to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.



      Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholders have agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 28, 2000, December 29, 1998, and June 30,1998 in the form of stock dividends equal to 8,561.674, 172.798,and 297.096 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the year ended June 30, 2001, the Series purchased $456,897 of common stock. During the same period, the Series sold $322,569 of common stock.

      For the year ended June 30, 2000, the Series purchased $745,095 of common stock. During the same period, the Series sold $462,049 of common stock.

      For the year ended June 30, 1999, the Series purchased $317,227 of common stock. During the same period, the Series sold $100,392 of U.S. Government obligations and $195,720 of common stock.

      At June 30, 2001, the gross unrealized appreciation for all securities totaled $383,335 and the gross unrealized depreciation for all securities totaled $124,990, or a net unrealized appreciation of $258,345. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $1,153,324.

      At June 30, 2000, the gross unrealized appreciation for all securities totaled $149,794 and the gross unrealized depreciation for all securities totaled $107,544, or a net unrealized appreciation of $42,250. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $1,019,460.

      At June 30, 1999, the gross unrealized appreciation for all securities totaled $134,100 and the gross unrealized depreciation for all securities totaled $81,423, or a net unrealized appreciation of $52,677. The aggregate cost of securities for federal income tax purposes at June 30, 1999 was $640,542.

(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Series' portfolio which includes selecting the investments and handling its business affairs.

      As compensation for its services to the Fund, the investment advisor receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

                                                 Shares           Amount
     Shares Sold 2/1/1997                      11,247.184      $   112,471
     Reinvestment of Distributions 6/30/97         78.803              852
                                             ------------     -------------
     Balance at 7/1/1997                        1,325.987      $   113,323

     Shares sold during 1998                   73,972.543          832,796
     Shares redeemed during 1998              (17,275.449)        (195,301)
     Reinvestment of Distributions 6/30/98        297.096            3,265
                                             ------------     -------------
     Balance at 7/1/98                         68,320.177          754,083
                                             ------------     -------------

     Shares sold during 1999                   33,858.650          363,607
     Shares redeemed during 1999              (21,814.254)        (241,834)
     Reinvestment of Distributions 12/29/98       172.798            1,947
                                             ------------     -------------
     Balance at 7/1/99                         80,537.371          877,803
                                             ------------     -------------

     Shares sold during 2000                   11,736.574          140,586
     Shares redeemed during 2000              ( 4,763.031)        ( 51,456)
     Reinvestment of Distributions 6/28/00      8,561.674           98,887
                                             ------------     -------------
     Balance at 7/1/00                         96,072.588        1,065,820
                                             ------------     -------------

     Shares sold during 2001                   22,285.066          254,526
     Shares redeemed during 2001              ( 3,214.621)        ( 35,922)
                                             ------------     -------------
     Balance at 7/1/01                        115,143.033       $1,284,424
                                             ============     =============


                              UNRESTRICTED SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                  FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                 SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
          FOR THE YEARS ENDED JUNE 30, 2001, 2000, 1999, AND 1998

                                             2001      2000     1999     1998
                                             ----      ----     ----     ----
NET ASSET VALUE, beginning of period       $ 11.32   $ 11.35  $ 10.99  $ 10.74
                                           -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                     (.03)      .03    (0.01)       -
Net gain on securities both realized
      and unrealized                          1.87      1.07      .40      .30
                                           -------   -------  -------  -------
                                              1.84      1.10      .39      .30
                                           -------   -------  -------  -------
STOCK DIVIDEND                                   -     (1.13)    (.03)    (.05)
                                           -------   -------  -------  -------
NET ASSET VALUE, end of period             $ 13.16   $ 11.32  $ 11.35  $ 10.99
                                           =======   =======  =======  =======

NET ASSETS, end of period              $1,515,723 $1,087,653 $914,048 $750,819
                                       ========== ========== ======== ========

                                           Actual     Actual   Actual   Actual
RATIO OF EXPENSES TO AVERAGE
    NET ASSETS                             2.0%       2.0%     2.0%     2.0%

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                      (0.3%)      0.3%    (0.2%)   (0.2%)
PORTFOLIO TURNOVER RATE                   25.6%      47.3%    40.7%       -

        The accompanying notes are an integral part of these statements.

                           WESTERN NEW YORK SERIES
                   (A Series Within Bullfinch Fund, Inc.)
                          FINANCIAL STATEMENTS AS OF
                                JUNE 30, 2001
                                TOGETHER WITH
                         INDEPENDENT AUDITORS' REPORT

                        BONN, SHORTSLEEVE & GRAY, LLP
                        Certified Public Accountants
                         300 Linden Oaks Office Park
                             Rochester, NY 14625
                                 716-381-9660
                               Fax 716-248-0603

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Western New York Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for the year ended June 30, 2001. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the financial highlights and related ratios/supplemental data based on our audits. The financial statements of Bullfinch Fund, Inc. as of June 30, 2000 and June 30, 1999 were audited by other auditors whose report dated August 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the Western New York Series (a series within Bullfinch Fund, Inc.) as of June 30, 2001, and the results of its operations, the change in its net assets and the financial highlights and related ratios/supplemental data for the year ended June 30,2001, in conformity with generally accepted accounting principles.

BONN, SHORTSLEEVE & GRAY, LLP
Rochester, New York
August 9, 2001

        The accompanying notes are an integral part of these statements.

                            WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                     STATEMENT OF ASSETS AND LIABILITIES
                              JUNE 30, 2001

ASSETS

Investments in securities, at fair value,
 identified cost $ 280,038                                 $ 290,463

Cash                                                          10,340

Accrued interest and dividends                                   196

Prepaid expenses                                                 571

Organization expenses, net of accumulated
 amortization of $2,655                                          683
                                                          ----------
Total Assets                                               $ 302,253
                                                          ==========
LIABILITIES
Accounts payable                                               3,353
Due to Unrestricted Series                                         9
                                                          ----------
Total Liabilities                                              3,362

NET ASSETS
Net assets (equivalent to $10.12 per share
 based on 29,538.211 shares of stock outstanding)          $ 298,891
                                                          ==========

COMPOSITION OF NET ASSETS
   Shares of common stock                                  $ 286,072

   Accumulated net investment loss                             2,394

   Net unrealized appreciation on investments                 10,425
                                                          ----------

Net assets at June 30, 2001                                $ 298,891
                                                          ==========

        The accompanying notes are an integral part of these statements.



                           WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                    SCHEDULE OF INVESTMENTS IN SECURITIES
                               JUNE 30, 2001

                                                 Historical
Common Stocks - 100%                    Shares     Cost       Value


Railroads - 8.1%
      Genessee & Wyoming, Inc.          1,200    $ 9,941   $ 23,400

Computer Software - 2.4%
      Network Associates, Inc.            400      9,425      4,980
      Veramark Tech, Inc.               1,500      9,782      2,130
                                                  ------     ------
                                                  19,207      7,110

Aerospace and Defense -  6.7%
     Moog, Inc. (A)                       100      2,930      3,895
     Northrop Grumman Corp.               195      4,945     15,619
                                                  ------     ------
                                                   7,875     19,514

Leisure & Recreational - 6.5%
      Mattel, Inc.                      1,000     14,245     18,920

Electronic Components - 5.9%
      Astronics Corporation               605      5,021      9,214
      Astronics Corp., Class A             60          0        840
      Paxar Corporation                   500      4,192      7,200
                                                  ------     ------
                                                   9,213     17,254

Computer Hardware - 5.1%
      Compaq Computer Corp.               400      8,560      6,196
      Dell Computer Corp.                 350     10,734      9,152
                                                  ------     ------
                                                  19,294     15,348
Steel - 5.1%
      Bethlehem Steel Corporation       2,450      7,213      4,949
      Gibraltar Steel Corporation         500      8,975      9,800
                                                  ------     ------
                                                  16,188     14,749

Retail - Specialty - 5.0%
      Lowes Companies, Inc.               200      8,380     14,510

Telecommunications Services - 4.7%
      AT&T Corporation                    250      8,280      5,500
      Worldcom, Group                     550     12,436      7,810
      Worldcom MCI Group                   22          0        354
                                                  ------     ------
                                                  20,716     13,664
Real Estate and Related - 4.4%
      Sovran Self Storage                 250      6,892      6,843
      Home Properties of New York         200      5,623      6,020
                                                  ------     ------
                                                  12,515     12,863
Broadcasting - 4.2%
      Adelphia Communications Corp        300      9,066     12,300

Computer Hardware - 4.0%
      Performance Technologies, Inc.      800      8,633     12,000

   Utilities - 3.9%
      RGS Energy Group                    300      6,255     11,250

   Tobacco Products - 3.5%
      Phillip Morris, Inc.                200      4,892     10,150

Electrical Equipment - 3.2%
      Corning, Inc.                       500     11,463      8,355
      PSC, Inc.                         1,150     10,547      1,300
                                                  ------     ------
                                                  22,010      9,655

Semiconductors - 3.0%
      Motorola, Inc.                      550     11,544      9,108

Commercial Services - 3.0%
      Paychex, Inc.                       225      4,413      9,000

Computer Distributors - 2.9%
      Ingram Micro, Inc.                  600     10,909      8,694

Food & Beverages - 2.8%
      Constellation Brands, Inc.          200      5,018      8,200

Chemical - 2.5%
      CPAC, Inc.                        1,200      7,236      7,380

Furniture - 2.3%
      Bush Industries, Inc.               500      9,473      6,575

Metal Fabrication and Hardware - 2.1%
      Graham Corp.                        500      3,798      6,125

Environment Services - 2.0%
      Sevenson Environmental Srvs, Inc    440      5,071      5,632

Computer Services - 1.9%
      Computer Task Group, Inc.         1,500     11,576      5,460

Office Equipment - 1.5%
      Xerox Corporation                   450     12,059      4,307

Industrial Services - 1.4%
      American Locker Group, Inc.         400      2,544      4,100

 Industrial Materials - 0.7%
      Servotronics, Inc.                  600      5,624      2,070

Machinery - 0.4%
      Columbus McKinnon Corp.             100      2,344      1,125
                                                  ------     ------
TOTAL COMMON STOCK                              $ 280,038  $ 290,463
                                                  =======    =======

        The accompanying notes are an integral part of these statements.



                          WESTERN NEW YORK SERIES
                 (A SERIES WITHIN BULLFINCH FUND, INC.)
                         STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999


                                           2001      2000      1999
                                           ----      ----      ----
INVESTMENT INCOME:
   Dividends                             $ 4,814   $ 4,848   $ 2,904

EXPENSES:
   Management Fees                         3,364     2,980     2,042
   Reimbursement of Management Fees       (2,123)   (5,306)   (5,924)
   Legal and Professional                  1,062     4,000     3,750
   Directors' Fee                            800       600       600
   Amortization                              778       778       776
   Fidelity Bond                             490       490       458
   Taxes                                     150       472       382
   Registration Fees                         369       462       607
   Bank Service Charges                      475       340       767
   Dues and Subscriptions                     31        96        71
                                          ------   -------   -------
                                           5,396     4,912     3,529
                                          ------   -------   -------
Investment Income (loss) - net              (582)      (64)     (625)
                                          ------   -------   -------
REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
   Realized gain (loss) from
     securities transactions                (160)     (359)   (2,829)
   Unrealized appreciation (depreciation)
     during the period                    10,535    15,314   (18,496)
                                          ------   -------   --------
   Net gain (loss) on investments         10,375    14,955   (21,325)
                                          ------   -------   --------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $ 9,793   $14,891  $(21,950)
                                          ======    ======   ========


                          WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                     STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED JUNE 30, 2001, 2000, AND 1999

                                           2001      2000      1999
                                           ----      ----      ----
DECREASE IN NET ASSETS FROM OPERATIONS:
   Investment  Income (loss) - net       $ (582)   $  (64)   $ (625)
   Net realized (loss) from
     securities transactions               (160)     (359)   (2,829)
   Net change in unrealized appreciation
      (depreciation) of investments      10,535    15,314   (18,496)
                                         ------    ------    -------
Increase (decrease) in net assets from
operations                                9,793    14,891   (21,950)


CAPITAL SHARE TRANSACTIONS :
 Sales (3,596.766 225.479; and
    11,777.098 shares)                   34,500     2,000   108,178
 Redemptions (0,470.420; and
    2,458.779 shares)                         -    (4,497)  (20,254)
                                         ------    ------    ------
Total capital share transactions         34,500    (2,497)   87,924
                                         ------    ------    ------
Increase in net assets                   44,793    12,394    65,974



NET ASSETS:
   Beginning of period                  254,598   242,204   176,230
                                        -------   -------   -------
   End of period                       $298,891  $254,598  $242,204
                                        =======   =======   =======

        The accompanying notes are an integral part of these statements.

                           WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 2001


(1)   The Organization

      The Western New York Series (the "Series") is a series of the Bullfinch Fund, Inc. (the "Fund") which was organized as a corporation in Maryland on January 29, 1997 as an open-end, non-diversified management investment company under the Investment Company Act of 1940. On September 29, 1997, the Fund sold 10,500 shares of the Series to its initial investor for $105,000.

      The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series expects to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.

Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholder has agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 30, 1998 in the form of a stock dividend equal to 17.737 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the year ended June 30, 2001, the Series purchased $51,980 of common stock. During the same period, the Series sold $23,513 of common stock.

      For the year ended June 30, 2000, the Series purchased $122,072 of common stock. During the same period, the Series sold $56,388 of common stock.

      For the year ended June 30, 1999, the Series purchased $77,365 of common stock. During the same period, the Series sold $24,463 of common stock.

      At June 30, 2001 for gross unrealized appreciation for all securities totaled $74,731 and the gross unrealized depreciation for all securities totaled $64,306, or a net unrealized depreciation of $10,425. The aggregate cost of securities for federal income tax purposes at June 30, 2001 was $280,038.

      At June 30, 2000, the gross unrealized appreciation for all securities totaled $32,853 and the gross unrealized depreciation for all securities totaled $32,964, or a net unrealized depreciation of $111. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $251,757.

      At June 30, 1999, the gross unrealized appreciation for all securities totaled $12,525 and the gross unrealized depreciation for all securities totaled $27,950, or a net unrealized depreciation of $15,425. The aggregate cost of securities for federal income tax purposes at June 30, 1999 was $186,431.

(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio which includes selecting investments and handling its business affairs.

      As compensation for its services to the Fund, the investment advisor receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

                                                 Shares             Amount
                                                 ------             ------
     Shares sold during 1998                   16,850.330         $   172,964
     Reinvestment of Distributions 6/30/98         17.737                 185
                                               ----------         -----------
     Balance at 7/1/98                         16,868.067             173,149
                                               ----------         -----------
     Shares sold during 1999                   11,777.098             108,178
     Shares redeemed during 1999               (2,458.779)            (26,750)
                                               ----------         -----------
     Balance at 7/1/99                         26,186.386             254,577
                                               ----------         -----------
     Shares sold during 2000                      225.479               2,000
     Shares redeemed during 2000                 (470.420)            ( 5,005)
                                               ----------         -----------
     Balance at 7/1/00                         25,941.445             251,572
                                               ----------         -----------
     Shares sold during 2001                    3,596.766              34,500
     Shares redeemed during 2000                        -                   -
                                               ----------         -----------
     Balance at 7/1/01                         29,538.211         $   286,072
                                               ==========         ===========


                           WESTERN NEW YORK SERIES
                   (A SERIES WITHIN BULLFINCH FUND, INC.)
                  FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                  SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
            FOR THE YEARS ENDED JUNE 30, 2001, 2000 AND 1999 AND FOR THE PERIOD FROM INCEPTION (SEPTEMBER 29, 1997 TO
                                JUNE 30, 1998


                                             2001      2000     1999     1998
                                             ----      ----     ----     ----
NET ASSET VALUE, beginning of period       $ 9.81    $ 9.25   $10.45   $10.00
                                           ------    ------   ------   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)             0.00         -    (0.05)    0.02

    Net gain (loss) on securities both
      realized and unrealized                0.31      0.56    (1.15)    0.44
                                           ------    ------   ------   ------
                                             0.31      0.56    (1.20)    0.46
                                           ------    ------   ------   ------
STOCK DIVIDEND                                  -         -        -    (0.01)
                                           ------    ------   ------   ------
NET ASSET VALUE, end of period             $10.12    $ 9.81   $ 9.25   $10.45
                                           ======    ======   ======   ======

NET ASSETS, end of period                $298,891  $254,598 $242,204  $176,230
                                          =======   =======  =======   =======

                                           Actual    Actual   Actual    Actual*
RATIO OF EXPENSES TO AVERAGE NET ASSETS     2.0%      2.0%     2.0%      2.0%*

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                          0.0%     (0.0%)   (0.4%)     0.2%*

PORTFOLIO TURNOVER RATE                     8.7%     23.5%    13.9%        -

* The ratios presented were calculated using operating data for the nine-month period from inception (September 29, 1997) to June 30, 1998.


        The accompanying notes are an integral part of these statements.